EXHIBIT 32

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICERS AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350.

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Thomas Lam, M.D., M.P.H., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q/A of Apollo Medical Holdings, Inc. for the quarter ended March 31, 2023 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Apollo Medical Holdings, Inc.

Date:	August 9, 2023	/s/ Thomas Lam
Thomas Lam, M.D., M.P.H. Co-Chief Executive Officer and President (Principal Executive Officer)
I, Brandon Sim, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q/A of Apollo Medical Holdings, Inc. for the quarter ended March 31, 2023 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Apollo Medical Holdings, Inc.

Date:	August 9, 2023	/s/ Brandon Sim
Brandon Sim Co-Chief Executive Officer (Principal Executive Officer)
I, Chandan Basho, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q/A of Apollo Medical Holdings, Inc. for the quarter ended March 31, 2023 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Apollo Medical Holdings, Inc.

Date:	August 9, 2023	/s/ Chandan Basho
Chandan Basho Chief Financial and Strategy Officer (Principal Financial Officer)